JAMES
                                   ADVANTAGE
                                     FUNDS

                                Advised by James
                           Investment Research, Inc.


                                 June 26, 1998
                                   Prospectus


                                      THE
                                 GOLDEN RAINBOW
                                      FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary of Fund Expenses......................................................2
Financial Highlights..........................................................3
Investment Objective and
     Strategies and Risk Considerations.......................................4
How to Invest in the Fund.....................................................4
How to Redeem Shares..........................................................7
Free Repurchase and Systematic
     Withdrawal and Direct Deposits...........................................8
Share Price Calculation.......................................................8
Dividends and Distributions...................................................9
Taxes.........................................................................10
Operations of the Fund........................................................10
Distribution Plan.............................................................11
Investment Policies and Techniques............................................12
General Information...........................................................14
Performance Information.......................................................15

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                                                      PROSPECTUS
                                                                   June 26, 1998

                            THE GOLDEN RAINBOW FUND
                                   P.O. Box 8
                               Alpha, Ohio 45301
--------------------------------------------------------------------------------

              For Information, Shareholder Services and Requests:
                                 (800) 99 JAMES
                                 (800) 995-2637

The Golden Rainbow Fund (the "Fund") is a diversified, open-end mutual fund whose investment objective is to provide total return through a combination of growth, income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in equity and/or debt securities that the Fund's adviser, James Investment Research, Inc., believes are undervalued. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (three to five years). The Fund is the successor entity to another mutual fund which was called The Golden Rainbow A James Advised Mutual Fund.

This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated June 26, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A copy can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, ENTITY, OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

As indicated in the expense table, the Trust utilizes a declining sales load for Class A shares, a contingent deferred sales load ("CDSL") for Class B and Class C shares and a no-fee, no-load structure for institutional investors for Class R shares. Class R shares are subject to a minimum purchase requirement of $1,000,000. Long-term Class B and Class C shareholders could pay more than the economic equivalent of the maximum front-end sales charge for Class A shares. The Fund's 12b-1 plan and management fee are more fully described herein.

    SHAREHOLDER TRANSACTION EXPENSES                  ANNUAL FUND OPERATING EXPENSES*
-----------------------------------------  ------------------------------------------------

                                                                               TOTAL FUND
                  MAXIMUM                                                       OPERATING
                 FRONT END      MAXIMUM     MANAGEMENT             OTHER         EXPENSES
                 SALES LOAD      CDSL        FEE                 EXPENSES         (AFTER
                 IMPOSED ON    IMPOSED ON    (AFTER    12B-1      (AFTER         WAIVER AND
                  PURCHASES     PURCHASES    WAIVER)    FEE    REIMBURSEMENT) REIMBURSEMENT)
-----------------------------------------   ------------------------------------------------

Class A Shares      4.20%         N/A         .65%      .25%        .10%          1.00%
Class B Shares (d)   N/A         5.0%(a)      .65%      .85%(c)     .10%          1.60%
Class C Shares (d)   N/A         1.0%(b)      .65%      .85%(c)     .10%          1.60%
Class R Shares (d)   N/A          N/A         .65%      .00%        .10%           .75%

* Expense information has been restated to reflect current fees. The Fund is authorized to pay the Adviser a fee equal to an annual rate of 0.74% of its daily net assets. Through June 30, 1999, the Adviser has agreed to waive a portion of its fee so that the fee after waiver will be 0.65%, and reimburse expenses to maintain total Class A operating expenses at or below 1.00% of average daily net assets. Absent reimbursement, it is estimated that other expenses for Class A through June 30, 1999 would be 0.20%, and total Class A operating expenses, absent reimbursement and fee waiver, would be 1.19% of average daily net assets. Persons who indirectly purchase Fund shares through intermediaries may pay fees charged by such intermediaries in addition to the expenses and fees of the Fund shown above.

(a) No initial sales load; contingent deferred sales charge of 5% declining to 1% in years 6 through 8 if redeemed.

(b) No initial sales load; 1% contingent deferred sales charge if redeemed within 1 year of purchase.

(c) Of this amount, 0.75% is an asset based sales charge and 0.10% is a service fee.

(d)  These classes have not yet commenced operations.

EXAMPLE OF EXPENSE
------------------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                          1 Year     3 Years    5 Years   10 Years
                          ------     -------    -------   --------

Class A Shares             $ 52       $ 73       $ 95       $159
Class B Shares (1)         $ 68       $ 94       $110       $174
Class C Shares             $ 27       $ 50       $ 87       $190
Class R Shares             $ 08       $ 24       $ 42       $ 93

(1) Example of expenses would be $16, $50 and $87 in years 1, 3 and 5 respectively, if you did not redeem. Class B expenses in years 9 and 10 are based on Class A expenses, because the shares automatically convert to Class A after 8 years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

On June 26, 1998, The Golden Rainbow Fund (the "Fund") acquired the assets and assumed the liabilities of The Golden Rainbow A James Advised Mutual Fund (the "Predecessor Fund") in a tax-free reorganization. As a result of the reorganization, the Fund assumed the financial history of the Predecessor Fund. The financial information in the table below is that of the Predecessor Fund and has been audited by Deloitte & Touche LLP, independent auditors. The Fund had no operating history prior to the reorganization.

The following table provides per share income and capital changes for a share of capital stock of the Predecessor Fund outstanding from July 1, 1991 (commencement of operations) to June 30, 1997. Class B, Class C and Class R shares were not offered to the public during the fiscal year.


  INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
---------------------------------------  --------------------------------------------------------------------------
                                NET
                              REALIZED
        NET ASSET                 &               DIVIDENDS                                      NET
          VALUE               UNREALIZED  TOTAL    (FROM    DISTRIBUTIONS                       ASSET
YEAR    BEGINNING     NET        GAIN      FROM     NET         FROM      RETURNS               VALUE
ENDED      OF     INVESTMENT  (LOSS) ON   INVEST  INVESTMENT  CAPITAL       OF      TOTAL       END OF     TOTAL
JUNE 30,  YEAR      INCOME   SECURITIES OPERATIONS  INCOME)    GAINS      CAPITAL DISTRIBUTION   YEAR      RETURN()
-------------------------------------------------------------------------------------------------------------------


1992    $15.00       $.87       $ .90     $1.77     $.87      $ .02         $--     $ .89        $15.88     11.91%
1993     15.88        .76        2.05      2.81      .75        .13          --       .88         17.81     18.09
1994     17.81        .66        (.89)     (.23)     .66        .25          --       .91         16.67     (1.49)
1995     16.67        .69        1.94      2.63      .68        .35          --      1.03         18.27     16.55
1996     18.27        .73         .61      1.34      .74       1.31          --      2.05         17.56      7.76
1997     17.56        .66        2.16      2.82      .68        .39          --      1.07         19.31     16.53


                                   RATIOS/SUPLEMENTAL DATA
         -----------------------------------------------------------------------
                                           RATIO OF
                                           NET
                             RATIO OF      INVESTMENT
                             EXPENSES      INCOME
                   NET       TO            TO                          AVERAGE
        YEAR       ASSETS    AVERAGE       AVERAGE     PORTFOLIO     COMMISSION
        ENDED      END OF    NET           NET         TURNOVER         RATE
        JUNE 30,   YEAR      ASSETS(b)     ASSETS(b)     RATE          PAID(c)
--------------------------------------------------------------------------------

        1992     $124,563     1.09%         5.51%       10.48%           --
        1993     179,209      1.02          4.44        38.42            --
        1994     188,747       .96          3.70        30.64            --
        1995     191,473      1.04          4.05        48.46            --
        1996     184,307      1.06          4.01        83.17          $.0832
        1997     157,183      1.09          3.63        56.37          $.0846

(a) Prior to June, 1991, the Predecessor Fund was organized as a Master Trust, with its common and collective trust funds (the "Original Funds") held at Citizens Federal Bank, F.S.B. The Predecessor Fund and the Original Funds were advised by the Fund's investment adviser, James Investment Research, Inc., using investment objectives, policies and strategies substantially similar to those used in managing the Fund. The Original Funds' returns for the years ended June 30, 1985 through June 30, 1991 were 20.35%, 33.73%, 17.73%, 16.53%, 10.37%,
6.49% and 8.24% respectively. This performance represents a compounded annual return of 15.7% The prior returns of the Original Funds should not be interpreted as the historical performance of the Predecessor Fund or the Fund. The total returns for either the Predecessor Fund, the Original Funds or the Fund should not be interpreted as indicative of the Fund's future performance. Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses by John Nuveen & Co. Incorporated or its predecessor Flagship Funds Inc.

(c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.

The Predecessor Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.

INVESTMENT OBJECTIVE AND STRATEGIES AND
RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide shareholders with total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in equity and/or debt securities that James Investment Research, Inc. (the "Adviser") believes are undervalued. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (three to five years).

The Adviser does its own research using quantitative databases and statistical expertise. It utilizes a number of elements to help predict future stock and bond price movements. When selecting equity securities, the Adviser focuses on value, neglect or limited following by Wall Street analysts, as well as on management commitment, and assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations to identify stocks which it considers undervalued.

Under normal circumstances, the Adviser expects that the Fund will hold both debt and equity securities, the proportions of which are not fixed, and may invest up to 90% of its assets in either debt or equity securities. The Adviser expects that the fixed income portion of the Fund's portfolio will consist primarily of U.S. government securities or high grade corporate bonds. When the Adviser believes that interest rates will fall, it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter term bonds. The Fund may invest in debt obligations of any maturity, consistent with the Fund's anticipated needs for liquidity. The Fund will limit its holdings of debt securities to issues rated, at the time of purchase, "A" or better by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if unrated, determined by the Adviser to be of equivalent quality.

The Fund may invest in foreign markets by investing in the securities of non-United States issuers as well as through the purchase of mutual funds that invest in foreign securities. The Fund may also invest, without limitation, in money market instruments, repurchase agreements and "when issued" securities. The Fund may invest up to 10% of its net assets in other mutual funds. If the Fund acquires securities of another mutual fund, the shareholders of the Fund will be subject to duplicative management fees.

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "hedging transactions").

For temporary defensive purposes under adverse market conditions, the Fund may hold all or a substantial portion of its assets in short term U.S. Government or high quality money market instruments; repurchase agreements collateralized by such securities; or other cash equivalents. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques" for a more detailed discussion of the Fund's investment practices.

HOW TO INVEST IN THE FUND
--------------------------------------------------------------------------------

Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $2,000 ($500 for qualified plans and $1 million for Class R). Shares of the Fund are offered continuously at a public offering price that is equal to net asset value per share next determined after a purchase order is received by the Fund plus any applicable sales charge. At present, only Class A shares are offered for purchase.

The sales charge, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a contingent deferred basis (Class B and Class C shares). The Class R shares are designed for institutional investors and are sold at net asset value with no front-end sales load, no contingent deferred sales load and no Rule 12b-1 charge. When placing purchase orders, investors should specify whether the order is for Class A, Class B, Class C or Class R shares. All purchase orders that fail to specify a Class will automatically be invested in Class A shares.

CLASS A SHARES

Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales load as shown in the table below. Class A shares are subject to a continuing .25% annual distribution fee.

                                              SALES LOAD AS % OF:
                                 -----------------------------------------------
                                   PUBLIC      NET
                                  OFFERING    AMOUNT  DEALER REALLOWANCE AS % OF
AMOUNT OF INVESTMENT               PRICE     INVESTED   PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

Less than $50,000                  4.20%      4.38%             3.70%
$50,000 but less than $100,000     4.00%      4.18%             3.50%
$100,000 but less than $250,000    3.50%      3.65%             3.00%
$250,000 but less than $500,000    2.50%      2.61%             2.00%
$500,000 but less than $1,000,000  2.00%      2.09%             1.50%
$1,000,000 or more                  .50%       .52%              .30%

CLASS B SHARES

Class B shares are offered at net asset value, without an initial sales charge, subject to a maximum annual distribution fee of 1.0% (of which .75% is an asset based sales charge and .25% is a service fee). The current authorized distribution fee is .85%. Class B shares are subject to a declining contingent deferred sales load ("CDSL") if you redeem your shares within eight years from the purchase date. This CDSL charge is 5%, 4%, 4%, 3%, and 2% for years one through five and 1% for years six through eight. Class B shares automatically convert to Class A shares at the end of eight years and, as a result, will benefit from the lower Class A distribution fee. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.

The Fund's distributor, CW Fund Distributors, Inc. (the "Distributor"), pays a 0.20% service fee to dealers in advance for the first year upon the sale of Class B shares. After the shares have been held for a year, the Distributor pays the fee monthly. In addition, the Distributor pays a sales commission of 3.80% of the purchase price to dealers from its own resources at the time of sale. At present, Class B shares are not offered for purchase.

CLASS C SHARES

Class C shares are offered at net asset value, without initial sales charge, subject to a maximum annual distribution fee of 1.0% (of which .75% is an asset based sales charge and .25% is a service fee). The current authorized distribution fee is .85%. Class C shares are subject to a CDSL of 1% if redeemed within one year of the purchase date. The first year's annual distribution fee is paid to the Distributor, and in subsequent years 0.75% is paid to the dealer and 0.10% is paid to the Distributor. At present, Class C shares are not offered for purchase.

CLASS R SHARES

You may purchase Class R shares with monies representing dividends and capital gain distributions on Class R shares of the Fund. Also, you may purchase Class R shares if you are within the following specified categories of investors who are also eligible to purchase Class A shares at net asset value without an up-front sales charge: officers, current and former trustees of the Fund; bona fide, full-time and retired employees of James Investment Research, Inc. and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R shares; and clients of investment advisers, financial planners or other financial intermediaries. At present, Class R shares are not offered for purchase.

GENERAL PURCHASE INFORMATION

If you are eligible to purchase either Class R shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual distribution fee to compensate the Distributor for distribution costs associated with the Fund and to an annual service fee to compensate authorized dealers for providing you with ongoing account services. Class R shares are not subject to a distribution or service fee and, consequently, holders of Class R shares may not receive the same types or levels of services from authorized dealers. In deciding between Class A shares and Class R shares, you should weigh the benefits of the services to be provided by authorized dealers against the annual service fee imposed upon the Class A shares.

Shares of the Fund are sold to individuals or entities who hold their shares in individual or master trust accounts at Citizens Federal, including Individual Retirement Accounts, Keogh Plans, pension plans, bank and/or savings and loan trust departments, trusts or accounts, including individuals who have signed trust agreements (the "Citizens Accounts"). Such shares are sold in a continuous offering without a sales charge at the net asset value per share next determined after a purchase order is received by the Fund (see "Share Price Calculation"). Due to the anticipated acquisition of Citizens Federal on or about June 26, 1998, it is contemplated that, at the time of the transaction or subsequent thereto, all Citizens Accounts (other than irrevocable trust accounts) will be permitted to convert to direct accounts, and these direct accounts may continue purchasing shares at net asset value without a sales charge.

Shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by officers, directors and employees of the Fund, the Adviser, or the Distributor, and any such person's spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such person should request instructions on how to invest or redeem from the Distributor.

Under certain circumstances, the Distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Distributor by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received after 4:00 p.m. and others received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

PURCHASE FOR TRUST ACCOUNTS THROUGH DEALERS

To purchase shares through a dealer, you should direct your dealer to contact the Distributor to request information on the Fund and on Citizens Federal's process for establishing the necessary trust accounts. The Distributor can be reached toll free at (800) 99 JAMES or (800) 995-2637. After establishing an account, an investor may, either directly or through a broker, purchase shares of the Fund. For purchases made through a dealer, that dealer will be designated as the broker of record for those account assets. The public offering price is the Fund's net asset value. Because the Fund determines net asset value daily as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, the dealer must transmit your request to Citizens Federal prior to such time in order for your order to be executed at the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between the investor and the dealer placing the order.

AUTOMATIC INVESTMENT PLAN

The Fund offers current shareholders who receive a quarterly statement from the Fund's Distributor the convenience of automatic monthly investing. On the 15th (or the next business day following the 15th if it falls on a weekend or holiday) or last business day of each month, the amount you specify will be transferred from your bank to the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

The Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by written notice to Countrywide Fund Services, Inc. ("Transfer Agent") thirty (30) days prior to fund transfer date. Because a sales charge is applied on new shares purchased, it would be disadvantageous to purchase shares while also making systematic withdrawals.

LETTER OF INTENT (CLASS A SHARES ONLY)

A shareholder may qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust, estate or other fiduciary account. All investments in Class A shares of the Fund count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, the first 5% of the intended purchase will be held in escrow until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of shares will be redeemed by the Fund if the shareholder does not pay the increased sales charge. Please see the Statement of Additional Information for further details.

OTHER PURCHASE INFORMATION

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shareholders should advise their financial consultant of their desire to redeem shares. Upon receipt by the Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value. See "Share Price Calculation." Neither the Distributor nor the Fund charges a fee or a commission for redemption, except that the Fund may charge a fee for wiring redemption proceeds and Class B and Class C shares may be subject to a CDSL charge (see "How to Invest in the Fund").

SIGNATURE GUARANTEE -- The Transfer Agent will require a signature guarantee if the shares to be redeemed have a value of $25,000 or more, or if the address where the redemption is to be mailed is other than that designated on the account. A signature guarantee may be executed by any eligible guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an eligible guarantor prior to signing.

ADDITIONAL INFORMATION -- Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

FREE REPURCHASE AND SYSTEMATIC WITHDRAWAL AND DIRECT DEPOSITS
--------------------------------------------------------------------------------

FREE REPURCHASE

A shareholder who has redeemed shares may repurchase shares at net asset value without incurring the applicable sales charge. Such a purchase must be in an amount between the stated minimum investment of such fund and the amount of the proceeds of redemption within one year of the redemption. This feature may be exercised by a shareholder only twice per calendar year. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.

SYSTEMATIC WITHDRAWAL PLAN

Accounts with a value greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $100 or more as specified by the shareholder. To establish a SWP all distributions must be reinvested in additional shares. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a shareholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The shareholder by written instructions to the Transfer Agent may withdraw from the program, change the payee or change the dollar amount of each payment. The Transfer Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by the Transfer Agent on 60 days' notice in writing to the shareholder. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

DIRECT DEPOSITS

Shareholders can have dividends or SWP redemption proceeds deposited electronically into their Citizens Federal or other bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must (1) fill out the appropriate section of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which funds are to be deposited. Once the Transfer Agent has received the application and the voided check, the shareholder's dividends and redemptions will be credited to the designated bank account. A shareholder may terminate a direct deposit program at any time by written notice to the Transfer Agent.

SHARE PRICE CALCULATION
--------------------------------------------------------------------------------

The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when market quotations are not readily available. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

The calculation of the share price of a fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES
--------------------------------------------------------------------------------

The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.


For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

OPERATION OF THE FUND
--------------------------------------------------------------------------------

The Fund is a diversified series of The James Advantage Funds, an open-end management investment company organized as an Ohio business trust on August 29, 1997. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

The Fund retains James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser") to manage the Fund's investments. The investment decisions for the Fund are made by a committee of the Adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio. The Adviser is owned by Francis E. James, Ph.D., who established it in 1972. The Adviser provides advice to institutional as well as individual clients, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals. The Fund is authorized to pay the Adviser a fee equal to an annual rate of 0.74% of its average daily net assets, and the Adviser has agreed to waive a portion of its fee so that through June 30, 1999 the fee after waiver will be 0.65%.

The Fund is responsible for the payment of all operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing statements, reports or other documents to shareholders; expenses of shareholders' meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

The Fund retains Countrywide Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent. The Fund aso retains the Transfer Agent to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. For its services as administrator, the Transfer Agent receives a monthly fee at an annual rate of
 .10% of the Fund's average daily net assets up to $25 million; .075% of such assets from $25 million to $50 million; and .05% of such assets in excess of $50 million. The Fund retains CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, to act as the principal distributor of the Fund's shares.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for each Class of shares (collectively, the "Plans") which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. Such expenses may include certain fees to broker-dealers of record for customers of Citizens Federal, who are shareholders of the Fund, but such fees shall not, when aggregated with other expenses reimbursed to the Distributor in accordance with the Plan, exceed the maximum 12b-1 fee set forth in the table on page 2 of this Prospectus. The Plans conform to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans. Each Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested Trustees. The scope of the foregoing shall be interpreted by the Trustees, which decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the Trustees, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Adviser's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities (including the Adviser) and servicing personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expense, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Trustees; and the financing of any activity for which payment is authorized by the Trustees. Pursuant to the Plan, the Fund through authorized officers may make similar payments for marketing services and shareholder services to non-broker-dealers who enter into service agreements with the Fund. The Distributor has voluntarily waived any portion of its normally retained 12b-1 fee with regard to its service agreement with Citizens Federal and limited its payments to reimbursement of expenses and 12b-1 fees with regard to selling agreements with broker-dealers until notice to and approval by the Fund's Board of Trustees is obtained for increased payments.

The maximum amount payable by the Fund under the Plan and related agreements on an annual basis for Class A shares is .40% of average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .20%, on an annualized basis, of the portion of daily net assets represented by such person's customers. The maximum amount payable for Class B and Class C shares is 1.00% of the respective Class' average daily net assets for the year (of which .75% is an asset based sales charge and
 .25% is a
service fee). The Board of Trustees have currently authorized a .75% asset based sales charge and a .10% service fee for Class B and Class C shares. The Board of Trustees may reduce these amounts at any time. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses.

Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

INVESTMENT POLICIES AND TECHNIQUES
--------------------------------------------------------------------------------

This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

EQUITY SECURITIES

The Fund may invest in common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's").

FOREIGN SECURITIES

The Fund may invest up to 30% of its assets in foreign equity and fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets). This category may also include American and European depository receipts ("ADR's" and "EDR's").

Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

U.S. GOVERNMENT OBLIGATIONS

U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

LOANS OF SECURITIES

The Fund may make short and long term loans of its portfolio securities in order to realize additional income. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in responses to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily market-to-market basis in an amount at least equal to 102% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

HEDGING

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "hedging transactions"). Hedging transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to hedging transactions. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any hedging transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these hedging transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

RISKS

Hedging transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possibly income, and such losses can be greater than if the hedging transactions had not been utilized.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

GENERAL

The Fund may borrow from time to time on a temporary basis and may utilize reverse repurchase agreements. The Fund's borrowings, including reverse repurchase agreements, will be limited to 5% of its net assets. The Fund may normally invest up to 5% of its assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.

GENERAL INFORMATION
--------------------------------------------------------------------------------

FUNDAMENTAL POLICIES

The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

PORTFOLIO TURNOVER

The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

SHAREHOLDER RIGHTS

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

It is anticipated that Citizens Federal Bank, F.S.B., Dayton, Ohio, acting as either trustee, investment agent or custodian for its clients, will own almost all of the Fund's shares and may be deemed to control the Fund. While Citizens Federal has the legal right in certain situations to vote on behalf of its clients, it is anticipated that Citizens Federal will contact its clients and vote in accordance with their preferences.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average, the Value Line Stock Index, or a blend of stock and bond indices.

THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.

                               INVESTMENT ADVISER
                        James Investment Research, Inc.
                                   P.O. Box 8
                               Alpha, Ohio 45301
                                     EMAIL

                                   CUSTODIAN
                                Star Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT AUDITORS
                            Deloitte & Touche L.L.P.
                          1700 Courthouse Plaza, N.E.
                               Dayton, Ohio 45402

                                  DISTRIBUTOR
                           CW Fund Distributors, Inc.
                               312 Walnut Street
                             Cincinnati, Ohio 45202

THE GOLDEN RAINBOW FUND                           ACCOUNT NO. 31-_______________
ACCOUNT APPLICATION                                          (For Fund Use Only)

Please mail account application to:               FOR BROKER/DEALER USE ONLY
The James Advantage Funds                         Firm Name:____________________
P.O. Box 5354                                     Home Office Address:__________
Cincinnati, Ohio 45201-5354                       Branch Address:_______________
                                                  Rep Name & No.:_______________
                                                  Rep Signature:________________
--------------------------------------------------------------------------------

-- Check or draft enclosed payable to the Fund designated above.

-- Bank Wire From:______________________________________________________________


Account Name                                                    S.S. #/Tax l.D.#

_____________________________________________________________   ________________
Name of Individual, Corporation, Organization, or Minor, etc.   (In case of
                                    custodial account please list minor's S.S.#)

________________________________________________    Citizenship:-- U.S.
Name of Joint Tenant, Partner, Custodian                        -- Other________

Address                                             Phone
________________________________________________    (  )________________________
Street or P.O. Box                                  Business Phone
________________________________________________    (  )________________________
City     State    Zip                               Home Phone

Check Appropriate Box:     -- Individual
-- Joint Tenant (Right of survivorship presumed)     -- Partnership
-- Corporation    -- Trust          -- Custodial     -- Non-Profit     -- Other

Occupation and Employer Name/Address____________________________________________

Are you an associated person of an NASD member?   -- Yes   -- No
--------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.
Check box if appropriate:

-- I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

-- I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
--------------------------------------------------------------------------------

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

-- Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.

-- Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

-- Cash Option -- Income distributions and capital gains distributions paid in cash.

-- By Check

-- By ACH to my bank checking or savings account. Please attach a voided check.
--------------------------------------------------------------------------------

REDUCED SALES CHARGES

Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

Letter of Intent:

-- I agree to the Letter of Intent in the current Prospectus of the Golden Rainbow Fund. Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the Fund at least equal to (check appropriate box):

-- $50,000      -- $100,000     -- $250,000     -- $500,000      -- $1,000,000

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Fund, James Investment Research, Inc., CW Fund Distributors, Inc., Countrywide Fund Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.

______________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.

________________________________
Signature of Joint Owner, if Any

________________________________________             ___________________________
Title of Corporate Officer, Trustee, etc.            Date



      NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE
                      RESOLUTION FORM ON THE REVERSE SIDE.

AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of the Golden Rainbow Fund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $100.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $100.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the Golden Rainbow Fund.

                                      ABA Routing Number____________________

                                      FI Account Number_____________________

                                      -- Checking Account     -- Savings Account
__________________________________
Name of Financial Institution (FI)    Please make my automatic investment on:

                                      -- the last business day of each month
__________________________________    -- the 15th day of each month
City                 State            -- both the 15th and last business day


X___________________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)

X___________________________________________________________
(Signature of Joint Tenant - if any)

      (Joint Signatures are required when bank account is in joint names.
         Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

INDEMNIFICATION TO DEPOSITOR'S BANK

         In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:

         CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw $___________ from my mutual fund account beginning the last business day of the month of ____________.

Please Indicate Withdrawal Schedule (Check One):

-- Monthly   -- Withdrawals will be made on the last business day of each month.
-- Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31. -- Annually -- Please make withdrawals on the last business day of the month of:______________.

Please Select Payment Method (Check One):

-- Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

-- ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.

-- Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is a $9.00 fee.

Please attach a voided          ________________________________________________
check for ACH or bank wire      Bank Name                     Bank Address

                                ________________________________________________
                                Bank ABA#         Account #        Account Name

-- Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee___________________________________________________________________

Please send to:_________________________________________________________________
               Street address             City            State          Zip
--------------------------------------------------------------------------------

RESOLUTIONS

(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Golden Rainbow Fund and that
________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


________________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of________________________________________
                                                         (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _____________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                 Name                                       Title
____________________________________              ________________________

____________________________________              _______________________

____________________________________              ________________________



Witness my hand and seal of the corporation or organization this_________________________day of___________________________, 19_______


__________________________________        ______________________________________
         *Secretary-Clerk                 Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                             THE GOLDEN RAINBOW FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                  June 26, 1998










         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Golden Rainbow Fund dated June 26, 1998. A copy of the Prospectus can be obtained by writing the Transfer Agent at 312 Walnut Street, Cincinnati, Ohio 45202, or by calling 888-99 JAMES (888-995-2637).

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                           PAGE


    DESCRIPTION OF THE TRUST...............................................  1

    ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS....................................................  1
         A.  Illiquid Securities...........................................  2
         B.  Borrowing and Leverage; Reverse Repurchase Agreements.........  2
         C.  Hedging Transactions..........................................  2

    INVESTMENT LIMITATIONS................................................. 12

    SHARES OF THE FUND..................................................... 14

    LETTER OF INTENT....................................................... 15

    THE INVESTMENT ADVISER................................................. 15

    TRUSTEES AND OFFICERS.................................................. 17

    PORTFOLIO TRANSACTIONS AND BROKERAGE................................... 18

    DISTRIBUTION PLAN...................................................... 19

    DETERMINATION OF SHARE PRICE........................................... 19

    INVESTMENT PERFORMANCE................................................. 20

    CUSTODIAN.............................................................. 21

    TRANSFER AGENT......................................................... 21

    INDEPENDENT AUDITORS................................................... 21

    DISTRIBUTOR............................................................ 21

    FINANCIAL STATEMENTS................................................... 21

DESCRIPTION OF THE TRUST

         The Golden Rainbow Fund (the "Fund") was organized as a series of The James Advantage Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "Redeeming Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objective and Strategies and Risk Considerations" and "Investment Policies and Techniques").


         A.  Illiquid Securities.

         The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

         B.  Borrowing and Leverage; Reverse Repurchase Agreements.

         The Fund may borrow from banks up to 5% of its total assets, and the Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. The Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to 5% of its total assets.

         If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.


         C.  Hedging Transactions.

         The Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions would result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the appreciation of the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

         With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy- back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to its need, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities

(including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

         The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currently other than with respect to proxy hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering to a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risk that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

         The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount excess the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC- issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. COMMODITIES. The Fund will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         8. DIVERSIFICATION. The Fund will comply with the standards for diversification as required by the then current Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         With respect to the Fund's diversification, the current standards require that the Fund may not purchase the securities of any one issuer, other than the U.S. government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

         NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

         1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

         3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

         5. SHORT SALES. The Fund will not effect short sales of securities.

         6. ILLIQUID SECURITIES. The Fund will not invest more than 5% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities which cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

                               SHARES OF THE FUND

         Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A shares only, but others may be offered in the future. The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

         For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

         The CDSL will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the disability (as determined in writing by the

Social Security Administration) or death of a stockholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans. In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

                                LETTER OF INTENT

         A shareholder may qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of the Fund count toward the indicated goal. It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by an escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the shareholder's account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the shareholder's open account or delivered to the shareholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the shareholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the shareholder's account will be deposited to his Account or delivered to him or to his order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the shareholder.

THE INVESTMENT ADVISER

         The Fund's investment adviser is James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser"). Francis E. James, Jr. is the controlling shareholder of the Adviser.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.74% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.

         The Adviser retains the right to use the names "Golden Rainbow", "James Advantage" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Golden Rainbow," and "James Advantage" or any variation thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

NAME, ADDRESS AND AGE
POSITIONS WITH THE TRUST
------------------------

* Barry R. James, CFA
P.O. Box 8
Alpha, Ohio  45301
Age: 42
President and a Trustee of the Trust;
Executive Vice President,
James Investment Research, Inc. (1985 to Present);
President, James Capital Alliance, Inc.,
Cincinnati, Ohio (1992 to Present).

Thomas L. Mangan
P.O. Box 8
Alpha, Ohio  45301
Age: 49
Vice President, Treasurer and Secretary of the Trust; Vice president, James Investment
Research, Inc. (1994 to Present);
senior vice president, Fuji Securities, Inc., Chicago, Illinois (prior to 1994).

Anthony P. D'Angelo
Dept. of the Air Force, Building 641
2950 P Street
Wright-Patterson AFB OHIO 45433-7765
Age: 68
Trustee of the Trust; Professor, Graduate
School of Logistics and Acquisition
Management, Air Force Institute of
Technology, Wright-Patterson AFB, Ohio
(1983 to present).

Hazel L. Eichelberger
9438 Atchison Road
Dayton, Ohio  45458
Age: 61
Trustee of the Trust; Retired Sr. Vice
President, Citizens Federal Bank, Dayton,
Ohio (1955 to 1997).

James F. Zid
1083 N. Collier Blvd.
Marco Island, Florida 34145
Age: 64
Trustee of the Trust; Retired Partner,
Ernst & Young, LLP, Columbus, Ohio
(1968 to 1993).

         Trustee fees are Trust expenses. The following table estimates the Trustees' compensation for the first full year of the Trust ending June 30, 1999.


                                      NAME
                   TOTAL COMPENSATION FROM TRUST (THE TRUST IS
                             NOT IN A FUND COMPLEX)
                             ----------------------

Barry R. James, CFA
                                                        $0
Anthony P. D'Angelo
                                                      $4,200
Hazel L. Eichelberger
                                                      $4,200
James F. Zid
                                                      $4,200

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Orders placed for the Fund will not be combined ("blocked") with other orders.

DISTRIBUTION PLAN

         With respect to the Fund, the Trust has adopted a Plan for each class of shares, pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plans"). Each Plan provides for payment of fees to the Distributor to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plans. Such activities are described in the Prospectus. Pursuant to the Plans, the Distributor may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plans will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The maximum amount payable by the Fund under the Plans are described in the Prospectus.

         The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person at meetings called for the purpose of voting on the Plans and such agreements and by the shareholders on June 25, 1998. Continuation of the Plans and the related agreements must be approved annually in the same manner, and the Plans or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of a class' outstanding shares. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the respective class' outstanding shares, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:   P   =  a hypothetical $1,000 initial investment
         T   =  average annual total return
         n   =  number of years
         ERV =  ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Value Line Stock Index or a blend of stock and bond indices.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. As Custodian, Star Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         Countrywide Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Countrywide Fund Services, Inc. also provides the Fund with certain monthly reports, record-keeping and other management related services.

INDEPENDENT AUDITORS

         The firm of Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402, has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1998. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

         The financial statements and independent auditors report required to be included herein are hereby incorporated by reference to the Annual Report of The Golden Rainbow A James Advised Mutual Fund for the year ended June 30, 1997. The Fund is the successor to The Golden Rainbow A James Advised Mutual Fund, a series of Flagship Admiral Funds, Inc.